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                                                                    Exhibit 10.4

            FIRST AMENDMENT, dated as of March 17, 2006 (this "Amendment"), to the Amended and Restated Five-Year Credit Agreement dated as of June 4, 2004 and amended and restated as of December 3, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COX COMMUNICATIONS, INC., a Delaware corporation, the lenders, syndication agents and arrangers and bookrunners party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

            The parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.

            2. Amendment. Section 1.01 of the Credit Agreement is amended:

                  (a) By deleting the definition of "Unit Appreciation Plan Expense" and adding the following new definition in proper alphabetical order:

                  "Incentive Compensation Plan Expense" shall mean charges for expenses, whether accrued or paid, under long-term incentive compensation plans and unit appreciation plans, in effect on March 1, 2006, as amended thereafter from time to time.

                  (b) By amending and restating the definition of "Consolidated Operating Cash Flow" to read as follows:

                  "Consolidated Operating Cash Flow" shall mean, as of the last day of any fiscal quarter of the Company for the period of four fiscal quarters then ended, the sum of (i) operating income of the Company and its Restricted Subsidiaries (less cash dividends and other cash distributions to the holders of minority interests in the Company's Restricted Subsidiaries), to the extent otherwise reflected in operating income before giving effect to depreciation, amortization, other non-cash charges and equity in earnings (losses) of unconsolidated investees on a consolidated basis and non-recurring one-time charges, all calculated as if any Restricted Subsidiary or business that has been presented as discontinued operations in the Company's consolidated financial statements but that has not been sold or disposed of as of the last day of such four fiscal quarter period had been presented as part of continuing operations, and (ii) cash dividends and cash distributions, other than extraordinary distributions, for such period from unconsolidated investees of the Company and its Restricted Subsidiaries, on a consolidated basis, minus, without duplication, (iii) the amount of cash payments in respect of items that were originally reflected in operating income (whether in such period or any earlier period) as non-cash charges; provided that Incentive Compensation Plan Expense shall not be included in the calculation of Consolidated Operating Cash Flow.

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            3. Waiver. Any Events of Default that may have arisen on December
31, 2005, under Section 8.01 of the Credit Agreement that would not have occurred if this Amendment had been effective on that date, and any Defaults and Events of Default that may have arisen that are related to or a consequence of any of the foregoing described Events of Default, and any Defaults and Events of Defaults arising out of the failure to take any action or comply with or perform any obligation as a result of any of the foregoing described Defaults or Events of Default, and any Defaults or Events of Default arising out of any misstatements as to the absence of any such Default or Event of Default, are hereby waived.

            4. Effectiveness. This Amendment will become effective when the Administrative Agent has received this Amendment executed and delivered by the Company and the Majority Lenders.

            5. Representation and Warranties. The Company represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by the Company in Article VI of the Credit Agreement are true in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true in all material respects as of such earlier date and except that for this purpose only the date "December 31, 2003" in the last sentence of Section 6.02 of the Credit Agreement shall be changed to "December 31, 2004", and (b) no Default or Event of Default has occurred and is continuing.

            6. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein and does not constitute a waiver of any Default or Event of Default, except as expressly set forth in paragraph 3 above, or a consent to any future action or event. As expressly amended hereby, the Credit Agreement remains in full force and effect.

            7. Miscellaneous. The provisions of Sections 13.06, 13.07(a), 13.08, 13.09, 13.10 13.12 and 13.13 shall apply with like effect to this Amendment.

                  [remainder of page intentionally left blank]

                                       2

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             COX COMMUNICATIONS, INC.

                                             By: /s/ Susan W. Coker
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             JP MORGAN CHASE BANK, N.A., as
                                             Administrative Agent and as Lender

                                             By: /s/ Christophe M. Vohmann
                                                 -------------------------------
                                                 Name: Christophe M. Vohmann
                                                 Title: Vice President

                                             BANK OF AMERICA, N.A.

                                             By: /s/ Christopher T. Ray
                                                 -------------------------------
                                                 Name: Christopher T. Ray
                                                 Title: Vice President

                                             THE BANK OF NEW YORK

                                             By: /s/ Laura Neenan
                                                 -------------------------------
                                                 Name: Laura Neenan
                                                 Title: Vice President

                                             THE BANK OF NOVA SCOTIA

                                             By: /s/ Jose Carlos
                                                 -------------------------------
                                                 Name: Jose B. Carlos
                                                 Title: Authorized Signatory

                                             BANK OF OKLAHOMA, N.A.

                                             By: /s/ Kenton R. Owens
                                                 -------------------------------
                                                 Name: Kenton R. Owens
                                                 Title: Assistant Vice President

                                             BANK OF TOKYO-MITSUBISHI UFJ TRUST
                                             COMPANY (formerly known as BANK OF
                                             TOKYO-MITSUBISHI TRUST COMPANY)

                                             By: /s/ Karen Ossolinski
                                                 -------------------------------
                                                 Name: Karen Ossolinski
                                                 Title: Vice President

                                             THE BANK OF TOKYO-MITSUBISHI UFJ,
                                             LTD., NEW YORK BRANCH (as
                                             successor-by-merger to UFJ BANK
                                             LIMITED)

                                             By: /s/ Karen Ossolinski
                                                 -------------------------------
                                                 Name: Karen Ossolinski
                                                 Title: Authorized Signatory

                                             BARCLAYS BANK PLC

                                             By: /s/ David Barton
                                                 -------------------------------
                                                 Name: David Barton
                                                 Title: Associate Director

                                             CITIBANK, N.A.

                                             By: /s/ Maureen Maroney
                                                 -------------------------------
                                                 Name: Maureen Maroney
                                                 Title: Director

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                                             CREDIT SUISSE, CAYMAN ISLANDS
                                             BRANCH

                                             By: /s/ Doreen Barr
                                                 -------------------------------
                                                 Name: Doreen Barr
                                                 Title: Vice President

                                             By: /s/ Denise Alvarez
                                                 -------------------------------
                                                 Name: Denise Alvarez
                                                 Title: Associate

                                             DRESDNER BANK AG, NEW YORK AND
                                             GRAND CAYMAN BRANCHES

                                             By: /s/ Mark McGuigan
                                                 -------------------------------
                                                 Name: Mark McGuigan
                                                 Title: Vice President

                                             DRESDNER BANK AG, NEW YORK AND
                                             GRAND CAYMAN BRANCHES

                                             By: /s/ Brian Smith
                                                 -------------------------------
                                                 Name: Brian Smith
                                                 Title: Managing Director

                                             FIRST HAWAIIAN BANK

                                             By: /s/ Jeffrey N. Higashi
                                                 -------------------------------
                                                 Name: Jeffrey N. Higashi
                                                 Title: Vice President

                                             LEHMAN BROTHERS BANK, FSB

                                             By: /s/ Janine M. Shugan
                                                 -------------------------------
                                                 Name: Janine M. Shugan
                                                 Title: Authorized Signatory

                                             MERRILL LYNCH BANK USA

                                             By: /s/ Louis Alder
                                                 -------------------------------
                                                 Name: Louis Alder
                                                 Title: Director

                                             MIZUHO CORPORATE BANK, LTD

                                             By: /s/ Raymond Ventura
                                                 -------------------------------
                                                 Name: Raymond Ventura
                                                 Title: Deputy General Manager

                                             MORGAN STANLEY BANK

                                             By: /s/ Daniel Twenge
                                                 -------------------------------
                                                 Name: Daniel Twenge
                                                 Title: Vice President

                                             PNC BANK N.A.

                                             By: /s/ Louis K. McLinden
                                                 -------------------------------
                                                 Name: Louis K. McLinden
                                                 Title: Vice President

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                                             THE ROYAL BANK OF SCOTLAND PLC

                                             By: /s/ Andrew Wynn
                                                 -------------------------------
                                                 Name: Andrew Wynn
                                                 Title: Managing Director

                                             SCOTIABANC INC.

                                             By: /s/ William E. Zarrett
                                                 -------------------------------
                                                 Name: William E. Zarrett
                                                 Title: Managing Director

                                             SOCIETE GENERALE

                                             By: /s/ Elaine Khalil
                                                 -------------------------------
                                                 Name: Elaine Khalil
                                                 Title: Director

                                             SUMITOMO MITSUI BANKING CORPORATION

                                             By: /s/ Yoshihiro Hyakutome
                                                 -------------------------------
                                                 Name: Yoshihiro Hyakutome
                                                 Title: Joint General Manager

                                             SUNTRUST BANK

                                             By: /s/ Thomas C. Palmer
                                                 -------------------------------
                                                 Name: Thomas C. Palmer
                                                 Title: Managing Director

                                             U.S. BANK NATIONAL ASSOCIATION

                                             By: /s/ Gail F. Scannell
                                                 -------------------------------
                                                 Name: Gail F. Scannell
                                                 Title: Vice President

                                             UBS LOAN FINANCE LLC, Lender

                                             By: /s/ Richard L. Tavrow
                                                 -------------------------------
                                                 Name: Richard L. Tavrow
                                                 Title: Director

                                             By: /s/ Irja R. Otsa
                                                 -------------------------------
                                                 Name: Irja R. Otsa
                                                 Title: Associate Director

                                             WACHOVIA BANK, NATIONAL ASSOCIATION

                                             By: /s/ John D. Brady
                                                 -------------------------------
                                                 Name: John D. Brady
                                                 Title: Director

                                             WELLS FARGO BANK, N.A.

                                             By: /s/ Sharon L. Prince
                                                 -------------------------------
                                                 Name: Sharon L. Prince
                                                 Title: Vice President

                                             By: /s/ Horace S. Jennings
                                                 -------------------------------
                                                 Name: Horace S. Jennings
                                                 Title: Vice President

                                             WILLIAM STREET COMMITMENT
                                             CORPORATION
                                             (Recourse only to assets of William
                                             Street Commitment Corporation)

                                             By: /s/ Mark Walton
                                                 -------------------------------
                                                 Name: Mark Walton
                                                 Title: Assistant Vice President